SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
October 8, 2004

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)

(972) 348-5100
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. Entry into Material Definitive Agreement
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
Press Release

ITEM 1.01. Entry into Material Definitive Agreement

On October 8, 2004, Alliance Data Systems Corporation entered into an Agreement and Plan of Merger with ADS Alliance Data Systems, Inc., Everest Nivole, Inc., the Relizon e-CRM Company, and Relizon Holdings, L.L.C. to acquire Epsilon Data Management, Inc., a provider of integrated direct marketing solutions that combine value-added marketing, transaction, technology and analytical services. The transaction is expected to close during the fourth quarter of 2004.

A brief description of the terms and conditions of the Agreement and Plan of Merger is set out in the press release attached hereto as Exhibit 99.1.

ITEM 7.01. Regulation FD Disclosure

On October 12, 2004, Alliance Data Systems Corporation issued a press release announcing an agreement to acquire Epsilon Data Management, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated October 12, 2004 announcing an agreement to acquire Epsilon Data Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: October 12, 2004	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer